SUPPLEMENT DATED MARCH 22, 2013 TO THE SUMMARY PROSPECTUS

FOR PACIFIC LIFE FUNDS – PL PORTFOLIO OPTIMIZATION MODERATE FUND

CLASS A, B, C, R AND ADVISOR CLASS SHARES DATED DECEMBER 19, 2012

FOR THE ADVISOR CLASS SHARES AND

JULY 1, 2012 FOR ALL OTHER SHARE CLASSES

This supplement revises the PL Portfolio Optimization Moderate Fund Class A, B, C, R and Advisor Class Shares summary prospectus dated December 19, 2012 for the Advisor Class shares and July 1, 2012 for all other share classes as supplemented December 19, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The Advisor Class shares column in the Annual fund operating expenses table and expense Examples (“Fee Table”) is replaced with the information below. No other information in the Fee Table changed, including related footnotes.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Advisor
Management Fee	0.20%
Distribution (12b-1) and/or Service Fees	None
Other Expenses	0.27%
Acquired Funds Fees and Expenses	0.80%
Total Annual Fund Operating Expenses	1.27%
Expense Reimbursement	(0.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.20%

Your expenses (in dollars) if you SELL your shares at the end of each period
Advisor
1 year	$122
3 years	$381
5 years	$676
10 years	$1,514

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period
Advisor
1 year	$122
3 years	$381
5 years	$676
10 years	$1,514